Exhibit 3.55

Industry Canada

Certificate
of Incorporation

Canada Business
Corporations Act

COOL RECORDS INC.	416966-2

Name of corporation	Corporation number

I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the Canada Business Corporations Act.

/s/ Illegible	May 30, 2003
Director - Directeur	Date of Incorporation

]	Industry Canada
FORM I
	Canada Business	ARTICLES OF INCORPORATION
	Corporations Act	(SECTION 6)

1 – Name of the Corporation

COOL RECORDS INC.
2 – The province or territory in Canada where the registered office is situated

MANITOBA
3 – The classes and any maximum number of shares that the corporation is authorized to issue unlimited number of Class A Common shares, unlimited number of Class B Common shares, unlimited number of Class C Common Shares, unlimited number of Class A Preference shares, unlimited number of Class B Preference shares, unlimited number of Class C Preference shares, unlimited number of Class D Preference shares, unlimited number of Class E Preference shares and unlimited number of Class F Preference shares

The annexed Schedule I containing the rights, privileges, restrictions and conditions attached to each class of shares is incorporated in this form

4 – Restrictions, if any, on share transfers

The annexed Schedule II is incorporated in this form

5 – Number (or minimum and maximum number) of directors

minimum of one (1); maximum of twenty (20)

6 – Restrictions, if any, on the business the corporation may carry on

Nil

7 – Other provisions, if any

The annexed Schedule III is incorporated in this form

8 – Incorporators Fondateurs

Name(s)	Address (including postal code)	Signature

Pamela Harrod	6 Hollington Road, Winnnipeg, MB R3P 1S2	/s/ Illegible

FOR DEPARTMENTAL USE ONLY Corporation No.		Filed Jun 03 2003

THIS IS SCHEDULE I referred to in the Articles of Incorporation of COOL RECORDS INC.

The Class A Common Shares, the Class B Common Shares and the Class C Common Shares, the Class A Preference Shares, the Class B Preference Shares, the Class C Preference Shares, the Class D Preference Shares, the Class E Preference Shares and the Class F Preference Shares shall have attached thereto the rights, privileges, restrictions and conditions hereinafter set forth.

ARTICLE ONE - PREFERENCE AND COMMON SHARES

1.1 Preference Shares - The term “Preference Shares” as used throughout this Schedule shall mean, collectively, the Class A Preference Shares, Class B Preference Shares, Class C Preference Shares, Class D Preference Shares, Class E Preference Shares and Class F Preference Shares.

1.2 Common Shares - The term “Common Shares” as used throughout this Schedule shall mean collectively, the Class A Common Shares, the Class B Common Shares and the Class C Common Shares.

ARTICLE TWO - CLASS A COMMON SHARES

2.1 Voting Rights - The holders of the Class A Common Shares (1) shall have full voting rights for the election of directors and for all other purposes whatsoever, (2) shall have one such vote for each Class A Common Share held and (3) shall be entitled to be given or to receive notice of and to attend meetings of the shareholders of the Corporation.

2.2 Dividend Rights - Subject to the rights, if any, of the holders of the Preference Shares as hereinafter provided, the holders of the Class A Common Shares shall be entitled to receive dividends of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, and then only to the extent that dividends are actually so declared in respect of the Class A Common Shares.

2.3 Return of Capital - Subject to the rights of the holders of the Preference Shares as hereinafter provided, the holders of the Class A Common Shares shall have the right to share rateably, on a parity with all other classes of Common Shares, in the remaining assets of the Corporation upon any liquidation, dissolution or winding-up, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to the shareholders of the Corporation for the purpose of winding-up its affairs.

ARTICLE THREE - CLASS B COMMON SHARES

3.1 Voting Rights - The holders of the Class B Common Shares (1) shall have full voting rights for the election of directors and for all other purposes whatsoever, (2) shall have one such vote for each Class B Common Share held and (3) shall be entitled to be given or to receive notice of and to attend meetings of the shareholders of the Corporation.

3.2 Dividend Rights - Subject to the rights, if any, of the holders of the Preference Shares as hereinafter provided, the holders of the Class B Common Shares shall be entitled to receive dividends of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, and then only to the extent that dividends are actually so declared in respect of the Class B Common Shares.

3.3 Return of Capital - Subject to the rights of the holders of the Preference Shares as hereinafter provided, the holders of the Class B Common Shares shall have the right to share rateably, on a parity with all other classes of Common Shares, in the remaining assets of the Corporation upon any liquidation, dissolution or winding-up, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to the shareholders of the Corporation for the purpose of winding-up its affairs.

ARTICLE FOUR - CLASS C COMMON SHARES

4.1 Voting Rights - The holders of the Class C Common Shares, as such, shall not be entitled to receive notice of or to attend or vote at any meeting or meetings of the shareholders of the Corporation.

4.2 Dividend Rights - Subject to the rights, if any, of the holders of the Preference Shares as hereinafter provided, the holders of the Class C Common Shares shall be entitled to receive dividends of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, and then only to the extent that dividends are actually so declared in respect of the Class C Common Shares.

4.3 Return of Capital - Subject to the rights of the holders of the Preference Shares as hereinafter provided, the holders of the Class B Common Shares shall have the right to share rateably, on a parity with all other classes of Common Shares, in the remaining assets of the Corporation upon any liquidation, dissolution or winding-up, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to the shareholders of the Corporation for the purpose of winding-up its affairs.

ARTICLE FIVE - CLASS A PREFERENCE SHARES

5.1 Voting Rights - The holders of the Class A Preference Shares, as such, shall not be entitled to receive notice of or to attend or vote at any meeting or meetings of the shareholders of the Corporation.

5.2 Dividend Rights - The holders of the Class A Preference Shares shall be entitled to receive, in respect of each fiscal year of the Corporation, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, in priority to the rights of the holders of the Common Shares, but only if and to the extent that dividends are actually declared on the Class A Preference Shares in respect of the fiscal year, non-cumulative dividends in an amount or amounts determined by, and in the discretion of, the directors but not to exceed for any fiscal year, in the aggregate, ten percent (10%) of the Class A Preference Amount per Share (as defined in Section 5.6 hereof) for each such Class A Preference Share held. If within four months after the expiration of any fiscal year of the Corporation, the directors of the Corporation shall not have declared the said maximum permitted non-cumulative dividends in respect of that fiscal year on the Class A Preference Shares, then the right of the holders thereof to such dividends or to any undeclared part thereof in respect of any such fiscal year shall be forever extinguished. The holders of the Class A Preference Shares shall not be entitled to any dividends in respect thereof other than or in excess of the dividends provided for in this Section 5.2, and, subject to Section 5.3 hereof, shall not otherwise be entitled to share in the profits or assets of the Corporation.

5.3 Return of Capital - Upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs (the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, for purposes of this Section 5.3, hereinafter collectively referred to as the “Winding-Up of the Corporation”) the holders of the Class A Preference Shares shall be entitled to receive, in priority to the holders of the Common Shares, an amount out of the property and assets of the Corporation equal to the Class A Preference Amount per Share for each such Class A Preference Share held, together with all declared but unpaid dividends thereon. After payment to the holders of the Class A Preference Shares of the Class A Preference Amount per Share together with all declared but unpaid dividends thereon as aforesaid, the holders of the Class A Preference Shares shall have no right or claim to any of the remaining property and assets of the Corporation. If the property and assets distributable on such Winding-Up of the Corporation shall be insufficient to permit the payment to the holders of all of the Class A Preference Shares of the full amount payable to them upon such Winding-Up of the Corporation, then such property and assets, or the proceeds thereof, shall be distributed among the holders of the Class A Preference Shares, rateably with the holders of all other classes of Preference Shares in proportion to the respective amounts the holders of all classes of Preference Shares otherwise would be entitled to receive upon such Winding-Up of the Corporation. For greater certainty, it is hereby declared that upon the Winding-Up of the Corporation, the holders of the Class A Preference Shares then outstanding shall be entitled to receive the Class A Preference Amount per Share together with all declared but unpaid dividends thereon in full before any payment or distribution of assets shall be made to the holders of the Common Shares.

5.4 Retraction Privilege - Any holder of Class A Preference Shares shall be entitled to require the Corporation to redeem, subject to the provisions of The Corporations Act, at any time or from time to time, all or any part of the Class A Preference Shares registered in the name of such holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class A Preference Shares which the registered holder thereof desires to have the Corporation redeem (in this Article, the “Retracted Shares”), together with a request (in this Article, the “Holder’s Request”) in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation and (2) the business day (in this Article, the “Retraction Date”) on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder’s Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder’s Request, on the Retraction Date the Corporation shall redeem the Retracted Shares by paying the registered holder thereof, in a manner provided for herein, the Class A Preference Amount per Share for each such share to be redeemed together with all declared but unpaid dividends thereon to and including the Retraction Date (in this Article collectively, the “Retraction Price”). Payment of the Retraction Price may be made by cheque payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder thereof in the amount of the Retraction Price payable on demand with interest after demand only at a variable rate of interest equal to the Prime Rate (as hereinafter defined) from time to time plus 2% per annum (in this Article the “Demand Interest Rate”) or, with the consent of the registered holder thereof, by any other means. The term “Prime Rate” as used in this Article means the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by Corporation’s principal banker from time to time as a reference rate for commercial loans made in Canada in Canadian Dollars (and if the Corporation has no principal banker at any time “Prime Rate” at any such time shall mean the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by The Bank of Canada from time to time as a reference rate for transactions with Canadian Chartered Banks in Canadian Dollars). The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to exercise any of the rights of holders of Class A Preference Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date. In the event that the Corporation shall not have made payment of the Retraction Price, in a manner provided for, on or before the Retraction Date, the holder of the Retracted Shares shall have the option to rescind the redemption, in which event the rights of the holder of the Retracted Shares shall remain unaffected, or to otherwise require the Corporation to redeem the Retracted Shares and pay the Retraction Price plus interest as aforesaid. If a part only of the Shares represented by any share certificate is redeemed a new share certificate for the balance thereof shall be issued at the expense of the Corporation. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed for a period of six years from the Retraction Date shall be forfeited to the Corporation.

5.5 Redemption - The Corporation, upon giving notice as hereinafter provided, may redeem, at any time or from time to time, the whole or any part of the then outstanding Class A Preference Shares on payment, for each share to be redeemed, of the Class A Preference Amount per Share together with all declared but unpaid dividends thereon (in this Article collectively, the “Redemption Price”). In the event of a redemption of part only of the then outstanding Class A Preference Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof such that, for greater certainty, the Class A Preference Shares of one or more holders thereof may be redeemed without the Class A Preference Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class A Preference Shares, the Corporation shall communicate to each person (whose or part of whose Class A Preference Shares are to be redeemed) who at the date of such communication is a registered owner of Class A Preference Shares to be redeemed, a notice in writing (in this Article, the “Redemption Notice”) of the intention of the Corporation to redeem such Class A Preference Shares and the date specified for redemption (in this Article, the “Redemption Date”). The Redemption Notice shall be communicated to each such person at such person’s address as it appears on the books of the

Corporation, in the manner provided for hereinafter. Accidental failure or omission to communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but upon such failure or omission being discovered, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date and, if part only of the Class A Preference Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On the Redemption Date, the Corporation shall pay or cause to be paid, in a manner provided for herein, to or to the order of the registered holders of the Class A Preference Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the Corporation, or any other place designated in the Redemption Notice, of the share certificate or certificates representing the Class A Preference Shares so called for redemption. Such payment may be made by cheque or draft of the Corporation payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder in the amount of the Redemption Price payable on demand, with interest after demand only at the Demand Interest Rate or, with the consent of the registered holder thereof, by any other means. If a part only of the shares represented by any share certificate is redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class A Preference Shares so called for redemption, or of such of the Class A Preference Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class A Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or upon the Redemption Date, whichever is the later, the Class A Preference Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class A Preference Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made, in a manner provided for herein, upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.6 Class A Preference Amount Per Share - In this Article, the term “Class A Preference Amount per Share” in respect of each issued Class A Preference Share shall mean and be interpreted to be a fixed amount equal to $1.00.

ARTICLE SIX - CLASS B PREFERENCE SHARES

6.1 Voting Rights - The holders of the Class B Preference Shares (1) shall have full voting rights for the election of directors and for all other purposes whatsoever, (2) shall have one such vote for each Class B Preference Share held and (3) shall be entitled to be given or to receive notice of and to attend meetings of the shareholders of the Corporation.

6.2 Dividend Rights - The holders of the Class B Preference Shares shall be entitled to receive, in respect of each fiscal year of the Corporation, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, in priority to the rights of the holders of the Common Shares, but only if and to the extent that dividends are actually declared on the Class B Preference Shares in respect of the fiscal year, non-cumulative dividends in an amount or amounts determined by, and in the discretion of, the directors but not to exceed for any fiscal year, in the aggregate, ten percent (10%) of the Class B Preference Amount per Share (as defined in Section 6.6 hereof) for each such Class B Preference Share held. If within four months after the expiration of any fiscal year of the Corporation, the directors of the Corporation shall not have declared the said maximum permitted non-cumulative dividends in respect of that fiscal year on the Class B Preference Shares, then the right of the holders thereof to such dividends or to any undeclared part thereof in respect of any such fiscal year shall be forever extinguished. The holders of the Class B Preference Shares shall not be entitled to any dividends in respect thereof other than or in excess of the dividends provided for in this Section 6.2, and, subject to Section 6.3 hereof, shall not otherwise be entitled to share in the profits or assets of the Corporation.

6.3 Return of Capital - Upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs (the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, for purposes of this Section 6.3, hereinafter collectively referred to as the “Winding-Up of the Corporation”) the holders of the Class B Preference Shares shall be entitled to receive, in priority to the holders of the Common Shares, an amount out of the property and assets of the Corporation equal to the Class B Preference Amount per Share for each such Class B Preference Share held, together with all declared but unpaid dividends thereon. After payment to the holders of the Class B Preference Shares of the Class B Preference Amount per Share together with all declared but unpaid dividends thereon as aforesaid, the holders of the Class B Preference Shares shall have no right or claim to any of the remaining property and assets of the Corporation. If the property and assets distributable on such Winding-Up of the Corporation shall be insufficient to permit the payment to the holders of all of the Class B Preference Shares of the full amount payable to them upon such Winding-Up of the Corporation, then such property and assets, or the proceeds thereof, shall be distributed among the holders of the Class B Preference Shares, rateably with the holders of all other classes of Preference Shares in proportion to the respective amounts the holders of all classes of Preference Shares otherwise would be entitled to receive upon such Winding-Up of the Corporation. For greater certainty, it is hereby declared that upon the Winding-Up of the Corporation, the holders of the Class B Preference Shares then outstanding shall be entitled to receive the Class B Preference Amount per Share together with all declared but unpaid dividends thereon in full before any payment or distribution of assets shall be made to the holders of the Common Shares.

6.4 Retraction Privilege - Any holder of Class B Preference Shares shall be entitled to require the Corporation to redeem, subject to the provisions of The Corporations Act, at any time or from time to time, all or any part of the Class B Preference Shares registered in the name of such holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class B Preference Shares which the registered holder thereof desires to have the Corporation redeem (in this Article, the “Retracted Shares”), together with a request (in this Article, the “Holder’s Request”) in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation and (2) the business day (in this Article, the “Retraction Date”) on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder’s Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder’s Request, on the Retraction Date the Corporation shall redeem the Retracted Shares by paying the registered holder thereof, in a manner provided for herein, the Class B Preference Amount per Share for each such share to be redeemed together with all declared but unpaid dividends thereon to and including the Retraction Date (in this Article collectively, the “Retraction Price”). Payment of the Retraction Price may be made by cheque payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder thereof in the amount of the Retraction Price payable on demand with interest after demand only at a variable rate of interest equal to the Prime Rate (as hereinafter defined) from time to time plus 2% per annum (in this Article the “Demand Interest Rate”) or, with the consent of the registered holder thereof, by any other means. The term “Prime Rate” as used in this Article means the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by Corporation’s principal banker from time to time as a reference rate for commercial loans made in Canada in Canadian Dollars (and if the Corporation has no principal banker at any time “Prime Rate” at any such time shall mean the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by The Bank of Canada from time to time as a reference rate for transactions with Canadian Chartered Banks in Canadian Dollars). The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to exercise any of the rights of holders of Class B Preference Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date. In the event that the Corporation shall not have made payment of the Retraction Price, in a manner provided for herein, on or before the Retraction Date, the holder of the Retracted Shares shall have the option to rescind the redemption, in which event the rights of the holder of the Retracted Shares shall remain unaffected, or to otherwise require the Corporation to redeem the Retracted Shares and pay the Retraction Price plus interest at the Demand Interest Rate. If a part only of the Shares represented by any share certificate is redeemed a new share certificate for the balance thereof shall be issued at the expense of the Corporation. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed for a period of six years from the Retraction Date shall be forfeited to the Corporation.

6.5 Redemption - The Corporation, upon giving notice as hereinafter provided, may redeem, at any time or from time to time, the whole or any part of the then outstanding Class B Preference Shares on payment, for each share to be redeemed, of the Class B Preference Amount per Share together with all declared but unpaid dividends thereon (in this Article collectively, the “Redemption Price”). In the event of a redemption of part only of the then outstanding Class B Preference Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof such that, for greater certainty, the Class B Preference Shares of one or more holders thereof may be redeemed without the Class B Preference Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class B Preference Shares, the Corporation shall communicate to each person (whose or part of whose Class B Preference Shares are to be redeemed) who at the date of such communication is a registered owner of Class B Preference Shares to be redeemed, a notice in writing (in this Article, the “Redemption Notice”) of the intention of the Corporation to redeem such Class B Preference Shares and the date specified for redemption (in this Article, the “Redemption Date”). The Redemption Notice shall be communicated to each such person at such person’s address as it appears on the books of the Corporation, in the manner provided for hereinafter. Accidental failure or omission to communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but, upon the discovery of such failure or omission, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date and, if part only of the Class B Preference Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On the Redemption Date, the Corporation shall pay or cause to be paid, in a manner provided for herein, to or to the order of the registered holders of the Class B Preference Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the Corporation, or any other place designated in the Redemption Notice, of the share certificate or certificates representing the Class B Preference Shares so called for redemption. Such payment may be made by cheque or draft of the Corporation payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder in the amount of the Redemption Price payable on demand, with interest after demand only at the Demand Interest Rate or, with the consent of the registered holder thereof, by any other means. If a part only of the shares represented by any share certificate is redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class B Preference Shares so called for redemption, or of such of the Class B Preference Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class B Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or upon the Redemption Date, whichever is the later, the Class B Preference Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class B Preference Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made, in a manner provided for herein, upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

6.6 Class B Preference Amount Per Share - In this Article, the term “Class B Preference Amount per Share” in respect of each issued Class B Preference Share shall mean and be interpreted to be a fixed amount equal to $1.00.

ARTICLE SEVEN - CLASS C PREFERENCE SHARES

7.1 Voting Rights - The holders of the Class C Preference Shares, as such, shall not be entitled to receive notice of or to attend or vote at any meeting or meetings of the shareholders of the Corporation.

7.2 Dividend Rights - The holders of the Class C Preference Shares shall be entitled to receive, in respect of each fiscal year of the Corporation, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, in priority to the rights of the holders of the Common Shares, but only if and to the extent that dividends are actually declared on the Class C Preference Shares in respect of the fiscal year, non-cumulative dividends in an amount or amounts determined by, and in the discretion of, the directors but not to exceed for any fiscal year, in the aggregate, ten percent (10%) of the Class C Preference Amount per Share (as defined in Section 7.6 hereof) for each such Class C Preference Share held. If within four months after the expiration of any fiscal year of the Corporation, the directors of the Corporation shall not have declared the said maximum permitted non-cumulative dividends in respect of that fiscal year on the Class C Preference Shares, then the right of the holders thereof to such dividends or to any undeclared part thereof in respect of any such fiscal year shall be forever extinguished. The holders of the Class C Preference Shares shall not be entitled to any dividends in respect thereof other than or in excess of the dividends provided for in this Section 7.2, and, subject to Section 7.3 hereof, shall not otherwise be entitled to share in the profits or assets of the Corporation.

7.3 Return of Capital - Upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs (the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, for purposes of this Section 7.3, hereinafter collectively referred to as the “Winding-Up of the Corporation”) the holders of the Class C Preference Shares shall be entitled to receive, in priority to the holders of the Common Shares, an amount out of the property and assets of the Corporation equal to the Class C Preference Amount per Share for each such Class C Preference Share held, together with all declared but unpaid dividends thereon. After payment to the holders of the Class C Preference Shares of the Class C Preference Amount per Share together with all declared but unpaid dividends thereon as aforesaid, the holders of the Class C Preference Shares shall have no right or claim to any of the remaining property and assets of the Corporation. If the property and assets distributable on such Winding-Up of the Corporation shall be insufficient to permit the payment to the holders of all of the Class C Preference Shares of the full amount payable to them upon such Winding-Up of the Corporation, then such property and assets, or the proceeds thereof, shall be distributed among the holders of the Class C Preference Shares, rateably with the holders of all other classes of Preference Shares in proportion to the respective amounts the holders of all classes of Preference Shares otherwise would be entitled to receive upon such Winding-Up of the Corporation. For greater certainty, it is hereby declared that upon the Winding-Up of the Corporation, the holders of the Class C Preference Shares then outstanding shall be entitled to receive the Class C Preference Amount per Share together with all declared but unpaid dividends thereon in full before any payment or distribution of assets shall be made to the holders of the Common Shares.

7.4 Retraction Privilege - Any holder of Class C Preference Shares shall be entitled to require the Corporation to redeem, subject to the provisions of The Corporations Act, at any time or from time to time, all or any part of the Class C Preference Shares registered in the name of such holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class C Preference Shares which the registered holder thereof desires to have the Corporation redeem (in this Article, the “Retracted Shares”), together with a request (in this Article, the “Holder’s Request”) in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation and (2) the business day (in this Article, the “Retraction Date”) on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder’s Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder’s Request, on the Retraction Date the Corporation shall redeem the Retracted Shares by paying the registered holder thereof, in a manner provided for herein, the Class C Preference Amount per Share for each such share to be redeemed together with all declared but unpaid dividends thereon to and including the Retraction Date (in this Article collectively, the “Retraction Price”). Payment of the Retraction Price may be made by cheque payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder thereof in the amount of the Retraction Price payable on demand with interest after demand only at a variable rate of interest equal to the Prime Rate (as hereinafter defined) from time to time plus 2% per annum (in this Article the “Demand Interest Rate”) or, with the consent of the registered holder thereof, by any other means. The term “Prime Rate” as used in this Article means the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by Corporation’s principal banker from time to time as a reference rate for commercial loans made in Canada in Canadian Dollars (and if the Corporation has no principal banker at any time “Prime Rate” at any such time shall mean the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by The Bank of Canada from time to time as a reference rate for transactions with Canadian Chartered Banks in Canadian Dollars). The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to exercise any of the rights of holders of Class C Preference Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date. In the event that the Corporation shall not have made payment of the Retraction Price, in a manner provided for, on or before the Retraction Date, the holder of the Retracted Shares shall have the option to rescind the redemption, in which event the rights of the holder of the Retracted Shares shall remain unaffected, or to otherwise require the Corporation to redeem the Retracted Shares and pay the Retraction Price plus interest as aforesaid. If a part only of the Shares represented by any share certificate is redeemed a new share certificate for the balance thereof shall be issued at the expense of the Corporation. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed for a period of six years from the Retraction Date shall be forfeited to the Corporation.

7.5 Redemption - The Corporation, upon giving notice as hereinafter provided, may redeem, at any time or from time to time, the whole or any part of the then outstanding Class C Preference Shares on payment, for each share to be redeemed, of the Class C Preference Amount per Share together with all declared but unpaid dividends thereon (in this Article collectively, the “Redemption Price”). In the event of a redemption of part only of the then outstanding Class C Preference Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof such that, for greater certainty, the Class C Preference Shares of one or more holders thereof may be redeemed without the Class C Preference Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class C Preference Shares, the Corporation shall communicate to each person (whose or part of whose Class C Preference Shares are to be redeemed) who at the date of such communication is a registered owner of Class C Preference Shares to be redeemed, a notice in writing (in this Article, the “Redemption Notice”) of the intention of the Corporation to redeem such Class C Preference Shares and the date specified for redemption (in this Article, the “Redemption Date”). The Redemption Notice shall be communicated to each such person at such person’s address as it appears on the books of the Corporation, in the manner provided for hereinafter. Accidental failure or omission to communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but upon such failure or omission being discovered, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date and, if part only of the Class C Preference Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On the Redemption Date, the Corporation shall pay or cause to be paid, in a manner provided for herein, to or to the order of the registered holders of the Class C Preference Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the Corporation, or any other place designated in the Redemption Notice, of the share certificate or certificates representing the Class C Preference Shares so called for redemption. Such payment may be made by cheque or draft of the Corporation payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder in the amount of the Redemption Price payable on demand, with interest after demand only at the Demand Interest Rate or, with the consent of the registered holder thereof, by any other means. If a part only of the shares represented by any share certificate is redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class C Preference Shares so called for redemption, or of such of the Class C Preference Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class C Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or upon the Redemption Date, whichever is the later, the Class C Preference Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class C Preference Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made, in a manner provided for herein, upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

7.6 Class C Preference Amount Per Share -

(a)	In this Article, the term “Aggregate Class C Preference Amount” shall mean and be interpreted to be a fixed amount equal to the fair market value (the “Class C Value”) at the time of the first issuance of any Class C Preference Shares (the “Valuation Time”) of the consideration described in subsection 7.6 (d) hereof (the “Class C Consideration”) and the term “Class C Preference Amount per Share” in respect of each issued Class C Preference Share shall mean and be interpreted to be a fixed amount equal to the quotient obtained when:

(i)	the Aggregate Class C Preference Amount;

is divided by

(ii)	the number of Class C Preference Shares issued at the Valuation Time;

(b)	Subject to, and unless adjusted by virtue of, the operation of subsection 7.6(c) hereof, the Class C Consideration Value and the resulting Class C Preference Amount per Share shall be calculated and determined as at the Valuation Time, which determination shall be made and recorded by the directors in the records of the Corporation and which Class C Preference Amount per share so recorded may be referred to in this subsection and subsection 7.6(c) as the “Determined Amount”; and subject only to subsection 7.6(c) hereof, a determination and recording of the Determined Amount by the directors shall be conclusive and binding upon the Corporation and its shareholders;

(c)	Provided always that in the event that, at any time, the Department of National Revenue, Taxation or other competent taxing authority having jurisdiction (the “Department”) shall rule or otherwise determine (or so advise that it considers):

(i)	the Class C Consideration Value to be greater, or less, than the amount determined by the directors pursuant to subsection 7.6(b) hereof,

and if such ruling, determination or advice, or any notice of assessment or reassessment issued or other action or thing done by the Department, which relates to the said Class C Consideration Value or the resulting Class C Preference Amount per Share shall:

(ii)	be accepted and agreed to by the Corporation and all affected shareholders, or

(iii)	if there be no such acceptance, in the event of any appeal therefrom,

then the Class C Consideration Value and the resulting Class C Preference Amount per Share shall be the amount determined for such purpose which either:

(iv)	the Department and the Corporation and all affected shareholders by agreement, or

(v)	the highest judicial authority to which any such assessment or reassessment or other action shall have been appealed and from which no further appeal may or shall be taken,

as the case may be, shall have determined to be the appropriate amount such that the Aggregate Class C Preference Amount shall have been equal to the Class C Consideration Value at the Valuation Time, which determination shall be deemed to have been made and effective nunc pro tunc, retroactive to the Valuation Time, and all necessary adjustments, payments or repayments or other calculations, acts or things (which may include further Articles of Amendment), as may be required in order to give effect to the said retroactive change, shall be made and attended to forthwith and shall be deemed to have been effective, and to have been binding upon the Corporation and its shareholders, nunc pro tunc, retroactive to the Valuation Time. Without limitation upon the foregoing, if the Class C Preference Amount per Share shall be greater than the Determined Amount, the Corporation shall pay the excess to any person whose Class C Preference Shares shall have been redeemed, and if the Class C Preference Amount per Share shall be less than the Determined Amount, the Corporation shall be reimbursed the shortfall by any person whose Class C Preference Shares shall have been redeemed; and if any amount shall have been purported to have been paid as dividends by the Corporation on any Class C Preference Shares in respect of any fiscal year at a rate in excess of ten percent (10%) of the Class C Preference Amount per Share as finally determined, then the holders of such Class C Preference Shares shall reimburse the Corporation the amount of such excess, which excess shall be deemed to have been paid as a loan by the Corporation to any such shareholder.

(d)	The consideration which is referred to in subsection 7.6(a) for the purposes of this Article is the consideration received by the Corporation as consideration for the Class C Preference Shares first issued by the Corporation at the Valuation Time.

ARTICLE EIGHT - CLASS D PREFERENCE SHARES

8.1 Voting Rights - The holders of the Class D Preference Shares (1) shall have full voting rights for the election of directors and for all other purposes whatsoever, (2) shall have one such vote for each Class D Preference Share held and (3) shall be entitled to be given or to receive notice of and to attend meetings of the shareholders of the Corporation.

8.2 Dividend Rights - The holders of the Class D Preference Shares shall be entitled to receive, in respect of each fiscal year of the Corporation, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, in priority to the rights of the holders of the Common Shares, but only if and to the extent that dividends are actually declared on the Class D Preference Shares in respect of the fiscal year, non-cumulative dividends in an amount or amounts determined by, and in the discretion of, the directors but not to exceed for any fiscal year, in the aggregate, ten percent (10%) of the Class D Preference Amount per Share (as defined in Section 8.6 hereof) for each such Class D Preference Share held. If within four months after the expiration of any fiscal year of the Corporation, the directors of the Corporation shall not have declared the said maximum permitted non-cumulative dividends in respect of that fiscal year on the Class D Preference Shares, then the right of the holders thereof to such dividends or to any undeclared part thereof in respect of any such fiscal year shall be forever extinguished. The holders of the Class D Preference Shares shall not be entitled to any dividends in respect thereof other than or in excess of the dividends provided for in this Section 8.2, and, subject to Section 8.3 hereof, shall not otherwise be entitled to share in the profits or assets of the Corporation.

8.3 Return of Capital - Upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs (the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, for purposes of this Section 8.3, hereinafter collectively referred to as the “Winding-Up of the Corporation”) the holders of the Class D Preference Shares shall be entitled to receive, in priority to the holders of the Common Shares, an amount out of the property and assets of the Corporation equal to the Class D Preference Amount per Share for each such Class D Preference Share held, together with all declared but unpaid dividends thereon. After payment to the holders of the Class D Preference Shares of the Class D Preference Amount per Share together with all declared but unpaid dividends thereon as aforesaid, the holders of the Class D Preference Shares shall have no right or claim to any of the remaining property and assets of the Corporation. If the property and assets distributable on such Winding-Up of the Corporation shall be insufficient to permit the payment to the holders of all of the Class D Preference Shares of the full amount payable to them upon such Winding-Up of the Corporation, then such property and assets, or the proceeds thereof, shall be distributed among the holders of the Class D Preference Shares, rateably with the holders of all other classes of Preference Shares in proportion to the respective amounts the holders of all classes of Preference Shares otherwise would be entitled to receive upon such Winding-Up of the Corporation. For greater certainty, it is hereby declared that upon the Winding-Up of the Corporation, the holders of the Class D Preference Shares then outstanding shall be entitled to receive the Class D Preference Amount per Share together with all declared but unpaid dividends thereon in full before any payment or distribution of assets shall be made to the holders of the Common Shares.

8.4 Retraction Privilege - Any holder of Class D Preference Shares shall be entitled to require the Corporation to redeem, subject to the provisions of The Corporations Act, at any time or from time to time, all or any part of the Class D Preference Shares registered in the name of such holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class D Preference Shares which the registered holder thereof desires to have the Corporation redeem (in this Article, the “Retracted Shares”), together with a request (in this Article, the “Holder’s Request”) in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation and (2) the business day (in this Article, the “Retraction Date”) on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder’s Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder’s Request, on the Retraction Date the Corporation shall redeem the Retracted Shares by paying the registered holder thereof, in a manner provided for herein, the Class D Preference Amount per Share for each such share to be redeemed together with all declared but unpaid dividends thereon to and including the Retraction Date (in this Article collectively, the “Retraction Price”). Payment of the Retraction Price may be made by cheque payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder thereof in the amount of the Retraction Price payable on demand with interest after demand only at a variable rate of interest equal to the Prime Rate (as hereinafter defined) from time to time plus 2% per annum (in this Article the “Demand Interest Rate”) or, with the consent of the registered holder thereof, by any other means. The term “Prime Rate” as used in this Article means the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by Corporation’s principal banker from time to time as a reference rate for commercial loans made in Canada in Canadian Dollars (and if the Corporation has no principal banker at any time “Prime Rate” at any such time shall mean the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by The Bank of Canada from time to time as a reference rate for transactions with Canadian Chartered Banks in Canadian Dollars). The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to exercise any of the rights of holders of Class D Preference Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date. In the event that the Corporation shall not have made payment of the Retraction Price, in a manner provided for, on or before the Retraction Date, the holder of the Retracted Shares shall have the option to rescind the redemption, in which event the rights of the holder of the Retracted Shares shall remain unaffected, or to otherwise require the Corporation to redeem the Retracted Shares and pay the Retraction Price plus interest as aforesaid. If a part only of the Shares represented by any share certificate is redeemed a new share certificate for the balance thereof shall be issued at the expense of the Corporation. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed for a period of six years from the Retraction Date shall be forfeited to the Corporation.

8.5 Redemption - The Corporation, upon giving notice as hereinafter provided, may redeem, at any time or from time to time, the whole or any part of the then outstanding Class D Preference Shares on payment, for each share to be redeemed, of the Class D Preference Amount per Share together with all declared but unpaid dividends thereon (in this Article collectively, the “Redemption Price”). In the event of a redemption of part only of the then outstanding Class D Preference Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof such that, for greater certainty, the Class D Preference Shares of one or more holders thereof may be redeemed without the Class D Preference Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class D Preference Shares, the Corporation shall communicate to each person (whose or part of whose Class D Preference Shares are to be redeemed) who at the date of such communication is a registered owner of Class D Preference Shares to be redeemed, a notice in writing (in this Article, the “Redemption Notice”) of the intention of the Corporation to redeem such Class D Preference Shares and the date specified for redemption (in this Article, the “Redemption Date”). The Redemption Notice shall be communicated to each such person at such person’s address as it appears on the books of the Corporation, in the manner provided for hereinafter. Accidental failure or omission to communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but upon such failure or omission being discovered, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date and, if part only of the Class D Preference Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On the Redemption Date, the Corporation shall pay or cause to be paid, in a manner provided for herein, to or to the order of the registered holders of the Class D Preference Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the Corporation, or any other place designated in the Redemption Notice, of the share certificate or certificates representing the Class D Preference Shares so called for redemption. Such payment may be made by cheque or draft of the Corporation payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder in the amount of the Redemption Price payable on demand, with interest after demand only at the Demand Interest Rate or, with the consent of the registered holder thereof, by any other means. If a part only of the shares represented by any share certificate is redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class D Preference Shares so called for redemption, or of such of the Class D Preference Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class D Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or upon the Redemption Date, whichever is the later, the Class D Preference Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class D Preference Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made, in a manner provided for herein, upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

8.6 Class D Preference Amount Per Share -

(a)

In this Article, the term “Aggregate Class D Preference Amount” shall mean and be interpreted to be a fixed amount equal to the fair market value (the “Class D Consideration Value”) at the time of the first issuance of any Class D Preference

Shares (the “Valuation Time”) of the consideration described in subsection 8.6 (d) hereof (the “Class D Consideration”) and the term “Class D Preference Amount per Share” in respect of each issued Class D Preference Share shall mean and be interpreted to be a fixed amount equal to the quotient obtained when:

(i)	the Aggregate Class D Preference Amount;

is divided by

(ii)	the number of Class D Preference Shares issued at the Valuation Time;

(b)	Subject to, and unless adjusted by virtue of, the operation of subsection 8.6(c) hereof, the Class D Consideration Value and the resulting Class D Preference Amount per Share shall be calculated and determined as at the Valuation Time, which determination shall be made and recorded by the directors in the records of the Corporation and which Class D Preference Amount per share so recorded may be referred to in this subsection and subsection 8.6(c) as the “Determined Amount”; and subject only to subsection 8.6(c) hereof, a determination and recording of the Determined Amount by the directors shall be conclusive and binding upon the Corporation and its shareholders;

(c)	Provided always that in the event that, at any time, the Department of National Revenue, Taxation or other competent taxing authority having jurisdiction (the “Department”) shall rule or otherwise determine (or so advise that it considers):

(i)	the Class D Consideration Value to be greater, or less, than the amount determined by the directors pursuant to subsection 8.6(b) hereof,

and if such ruling, determination or advice, or any notice of assessment or reassessment issued or other action or thing done by the Department, which relates to the said Class D Consideration Value or the resulting Class D Preference Amount per Share shall:

(ii)	be accepted and agreed to by the Corporation and all affected shareholders, or

(iii)	if there be no such acceptance, in the event of any appeal therefrom,

then the Class D Consideration Value and the resulting Class D Preference Amount per Share shall be the amount determined for such purpose which either:

(iv)	the Department and the Corporation and all affected shareholders by agreement, or

(v)	the highest judicial authority to which any such assessment or reassessment or other action shall have been appealed and from which no further appeal may or shall be taken,

as the case may be, shall have determined to be the appropriate amount such that the Aggregate Class D Preference Amount shall have been equal to the Class D Consideration Value at the Valuation Time, which determination shall be deemed to have been made and effective nunc pro tunc, retroactive to the Valuation Time, and all necessary adjustments, payments or repayments or other calculations, acts or things (which may include further Articles of Amendment), as may be required in order to give effect to the said retroactive change, shall be made and attended to forthwith and shall be deemed to have been effective, and to have been binding upon the Corporation and its shareholders, nunc pro tunc, retroactive to the Valuation Time. Without limitation upon the foregoing, if the Class D Preference Amount per Share shall be greater than the Determined Amount, the Corporation shall pay the excess to any person whose Class D Preference Shares shall have been redeemed, and if the Class D Preference Amount per Share shall be less than the Determined Amount, the Corporation shall be reimbursed the shortfall by any person whose Class D Preference Shares shall have been redeemed; and if any amount shall have been purported to have been paid as dividends by the Corporation on any Class D Preference Shares in respect of any fiscal year at a rate in excess of ten percent (10%) of the Class D Preference Amount per Share as finally determined, then the holders of such Class D Preference Shares shall reimburse the Corporation the amount of such excess, which excess shall be deemed to have been paid as a loan by the Corporation to any such shareholder.

(d)	The consideration which is referred to in subsection 8.6(a) for the purposes of this Article is the consideration received by the Corporation as consideration for the Class D Preference Shares first issued by the Corporation at the Valuation Time.

ARTICLE NINE - CLASS E PREFERENCE SHARES

9.1 Voting Rights - The holders of the Class E Preference Shares, as such, shall not be entitled to receive notice of or to attend or vote at any meeting or meetings of the shareholders of the Corporation.

9.2 Dividend Rights - The holders of the Class E Preference Shares shall be entitled to receive, in respect of each fiscal year of the Corporation, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, in priority to the rights of the holders of the Common Shares, but only if and to the extent that dividends are actually declared on the Class E Preference Shares in respect of the fiscal year, non-cumulative dividends in an amount or amounts determined by, and in the discretion of, the directors but not to exceed for any fiscal year, in the aggregate, ten percent (10%) of the Class E Preference Amount per Share (as defined in Section 9.6 hereof) for each such Class E Preference Share held. If within four months after the expiration of any fiscal year of the Corporation, the directors of the Corporation shall not have declared the said maximum permitted non-cumulative dividends in respect of that fiscal year on the Class E Preference Shares, then the right of the holders thereof to such dividends or to any undeclared part thereof in respect of any such fiscal year shall be forever extinguished. The holders of the Class E Preference Shares shall not be entitled to any dividends in respect thereof other than or in excess of the dividends provided for in this Section 9.2, and, subject to Section 9.3 hereof, shall not otherwise be entitled to share in the profits or assets of the Corporation.

9.3 Return of Capital - Upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs (the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, for purposes of this Section 9.3, hereinafter collectively referred to as the “Winding-Up of the Corporation”) the holders of the Class E Preference Shares shall be entitled to receive, in priority to the holders of the Common Shares, an amount out of the property and assets of the Corporation equal to the Class E Preference Amount per Share for each such Class E Preference Share held, together with all declared but unpaid dividends thereon. After payment to the holders of the Class E Preference Shares of the Class E Preference Amount per Share together with all declared but unpaid dividends thereon as aforesaid, the holders of the Class E Preference Shares shall have no right or claim to any of the remaining property and assets of the Corporation. If the property and assets distributable on such Winding-Up of the Corporation shall be insufficient to permit the payment to the holders of all of the Class E Preference Shares of the full amount payable to them upon such Winding-Up of the Corporation, then such property and assets, or the proceeds thereof, shall be distributed among the holders of the Class E Preference Shares, rateably with the holders of all other classes of Preference Shares in proportion to the respective amounts the holders of all classes of Preference Shares otherwise would be entitled to receive upon such Winding-Up of the Corporation. For greater certainty, it is hereby declared that upon the Winding-Up of the Corporation, the holders of the Class E Preference Shares then outstanding shall be entitled to receive the Class E Preference Amount per Share together with all declared but unpaid dividends thereon in full before any payment or distribution of assets shall be made to the holders of the Common Shares.

9.4 Retraction Privilege - Any holder of Class E Preference Shares shall be entitled to require the Corporation to redeem, subject to the provisions of The Corporations Act, at any time or from time to time, all or any part of the Class E Preference Shares registered in the name of such holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class E Preference Shares which the registered holder thereof desires to have the Corporation redeem (in this Article, the “Retracted Shares”), together with a request (in this Article, the “Holder’s Request”) in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation and (2) the business day (in this Article, the “Retraction Date”) on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder’s Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder’s Request, on the Retraction Date the Corporation shall redeem the Retracted Shares by paying the registered holder thereof, in a manner provided for herein, the Class E Preference Amount per Share for each such share to be redeemed together with all declared but unpaid dividends thereon to and including the Retraction Date (in this Article collectively, the “Retraction Price”). Payment of the Retraction Price may be made by cheque payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder thereof in the amount of the Retraction Price payable on demand with interest after demand only at a variable rate of interest equal to the Prime Rate (as hereinafter defined) from time to time plus 2% per annum (in this Article the “Demand Interest Rate”) or, with the consent of the registered holder thereof, by any other means. The term “Prime Rate” as used in this Article means the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by Corporation’s principal banker from time to time as a reference rate for commercial loans made in Canada in Canadian Dollars (and if the Corporation has no principal banker at any time “Prime Rate” at any such time shall mean the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by The Bank of Canada from time to time as a reference rate for transactions with Canadian Chartered Banks in Canadian Dollars). The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to exercise any of the rights of holders of Class E Preference Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date. In the event that the Corporation shall not have made payment of the Retraction Price, in a manner provided for, on or before the Retraction Date, the holder of the Retracted Shares shall have the option to rescind the redemption, in which event the rights of the holder of the Retracted Shares shall remain unaffected, or to otherwise require the Corporation to redeem the Retracted Shares and pay the Retraction Price plus interest as aforesaid. If a part only of the Shares represented by any share certificate is redeemed a new share certificate for the balance thereof shall be issued at the expense of the Corporation. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed for a period of six years from the Retraction Date shall be forfeited to the Corporation.

9.5 Redemption - The Corporation, upon giving notice as hereinafter provided, may redeem, at any time or from time to time, the whole or any part of the then outstanding Class E Preference Shares on payment, for each share to be redeemed, of the Class E Preference Amount per Share together with all declared but unpaid dividends thereon (in this Article collectively, the “Redemption Price”). In the event of a redemption of part only of the then outstanding Class E Preference Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof such that, for greater certainty, the Class E Preference Shares of one or more holders thereof may be redeemed without the Class E Preference Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class E Preference Shares, the Corporation shall communicate to each person (whose or part of whose Class E Preference Shares are to be redeemed) who at the date of such communication is a registered owner of Class E Preference Shares to be redeemed, a notice in writing (in this Article, the “Redemption Notice”) of the intention of the Corporation to redeem such Class E Preference Shares and the date specified for redemption (in this Article, the “Redemption Date”). The Redemption Notice shall be communicated to each such person at such person’s address as it appears on the books of the Corporation, in the manner provided for hereinafter. Accidental failure or omission to communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but upon such failure or omission being discovered, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date and, if part only of the Class E Preference Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On the Redemption Date, the Corporation shall pay or cause to be paid, in a manner provided for herein, to or to the order of the registered holders of the Class E Preference Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the Corporation, or any other place designated in the Redemption Notice, of the share certificate or certificates representing the Class E Preference Shares so called for redemption. Such payment may be made by cheque or draft of the Corporation payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder in the amount of the Redemption Price payable on demand, with interest after demand only at the Demand Interest Rate or, with the consent of the registered holder thereof, by any other means. If a part only of the shares represented by any share certificate is redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class E Preference Shares so called for redemption, or of such of the Class E Preference Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class E Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or upon the Redemption Date, whichever is the later, the Class E Preference Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class E Preference Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made, in a manner provided for herein, upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

9.6 Class E Preference Amount Per Share -

(a)	In this Article, the term “Aggregate Class E Preference Amount” shall mean and be interpreted to be a fixed amount equal to the fair market value (the “Class E Value”) at the time of the first issuance of any Class E Preference Shares (the “Valuation Time”) of the consideration described in subsection 9.6 (d) hereof (the “Class E Consideration”) and the term “Class E Preference Amount per Share” in respect of each issued Class E Preference Share shall mean and be interpreted to be a fixed amount equal to the quotient obtained when:

(i)	the Aggregate Class E Preference Amount;

is divided by

(ii)	the number of Class E Preference Shares issued at the Valuation Time;

(b)	Subject to, and unless adjusted by virtue of, the operation of subsection 9.6(c) hereof, the Class E Consideration Value and the resulting Class E Preference Amount per Share shall be calculated and determined as at the Valuation Time, which determination shall be made and recorded by the directors in the records of the Corporation and which Class E Preference Amount per share so recorded may be referred to in this subsection and subsection 9.6(c) as the “Determined Amount”; and subject only to subsection 9.6(c) hereof, a determination and recording of the Determined Amount by the directors shall be conclusive and binding upon the Corporation and its shareholders;

(c)	Provided always that in the event that, at any time, the Department of National Revenue, Taxation or other competent taxing authority having jurisdiction (the “Department”) shall rule or otherwise determine (or so advise that it considers):

(i)	the Class E Consideration Value to be greater, or less, than the amount determined by the directors pursuant to subsection 9.6(b) hereof,

and if such ruling, determination or advice, or any notice of assessment or reassessment issued or other action or thing done by the Department, which relates to the said Class E Consideration Value or the resulting Class E Preference Amount per Share shall:

(ii)	be accepted and agreed to by the Corporation and all affected shareholders, or

(iii)	if there be no such acceptance, in the event of any appeal therefrom,

then the Class E Consideration Value and the resulting Class E Preference Amount per Share shall be the amount determined for such purpose which either:

(iv)	the Department and the Corporation and all affected shareholders by agreement, or

(v)	the highest judicial authority to which any such assessment or reassessment or other action shall have been appealed and from which no further appeal may or shall be taken,

as the case may be, shall have determined to be the appropriate amount such that the Aggregate Class E Preference Amount shall have been equal to the Class E Consideration Value at the Valuation Time, which determination shall be deemed to have been made and effective nunc pro tunc, retroactive to the Valuation Time, and all necessary adjustments, payments or repayments or other calculations, acts or things (which may include further Articles of Amendment), as may be required in order to give effect to the said retroactive change, shall be made and attended to forthwith and shall be deemed to have been effective, and to have been binding upon the Corporation and its shareholders, nunc pro tunc, retroactive to the Valuation Time. Without limitation upon the foregoing, if the Class E Preference Amount per Share shall be greater than the Determined Amount, the Corporation shall pay the excess to any person whose Class E Preference Shares shall have been redeemed, and if the Class E Preference Amount per Share shall be less than the Determined Amount, the Corporation shall be reimbursed the shortfall by any person whose Class E Preference Shares shall have been redeemed; and if any amount shall have been purported to have been paid as dividends by the Corporation on any Class E Preference Shares in respect of any fiscal year at a rate in excess of ten percent (10%) of the Class E Preference Amount per Share as finally determined, then the holders of such Class E Preference Shares shall reimburse the Corporation the amount of such excess, which excess shall be deemed to have been paid as a loan by the Corporation to any such shareholder.

(d)	The consideration which is referred to in subsection 9.6(a) for the purposes of this Article is the consideration received by the Corporation as consideration for the Class E Preference Shares first issued by the Corporation at the Valuation Time.

ARTICLE TEN - CLASS F PREFERENCE SHARES

10.1 Voting Rights - The holders of the Class F Preference Shares (1) shall have full voting rights for the election of directors and for all other purposes whatsoever, (2) shall have one such vote for each Class F Preference Share held and (3) shall be entitled to be given or to receive notice of and to attend meetings of the shareholders of the Corporation.

10.2 Dividend Rights - The holders of the Class F Preference Shares shall be entitled to receive, in respect of each fiscal year of the Corporation, out of the assets of the Corporation properly applicable to the payment of dividends, only if, as and when declared by, and in the discretion of, the directors of the Corporation, in priority to the rights of the holders of the Common Shares, but only if and to the extent that dividends are actually declared on the Class F Preference Shares in respect of the fiscal year, non-cumulative dividends in an amount or amounts determined by, and in the discretion of, the directors but not to exceed for any fiscal year, in the aggregate, ten percent (10%) of the Class F Preference Amount per Share (as defined in Section 10.6 hereof) for each such Class F Preference Share held. If within four months after the expiration of any fiscal year of the Corporation, the directors of the Corporation shall not have declared the said maximum permitted non-cumulative dividends in respect of that fiscal year on the Class F Preference Shares, then the right of the holders thereof to such dividends or to any undeclared part thereof in respect of any such fiscal year shall be forever extinguished. The holders of the Class F Preference Shares shall not be entitled to any dividends in respect thereof other than or in excess of the dividends provided for in this Section 10.2, and, subject to Section 10.3 hereof, shall not otherwise be entitled to share in the profits or assets of the Corporation.

10.3 Return of Capital - Upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs (the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, for purposes of this Section 10.3, hereinafter collectively referred to as the “Winding-Up of the Corporation”) the holders of the Class F Preference Shares shall be entitled to receive, in priority to the holders of the Common Shares, an amount out of the property and assets of the Corporation equal to the Class F Preference Amount per Share for each such Class F Preference Share held, together with all declared but unpaid dividends thereon. After payment to the holders of the Class F Preference Shares of the Class F Preference Amount per Share together with all declared but unpaid dividends thereon as aforesaid, the holders of the Class F

Preference Shares shall have no right or claim to any of the remaining property and assets of the Corporation. If the property and assets distributable on such Winding-Up of the Corporation shall be insufficient to permit the payment to the holders of all of the Class F Preference Shares of the full amount payable to them upon such Winding-Up of the Corporation, then such property and assets, or the proceeds thereof, shall be distributed among the holders of the Class F Preference Shares, rateably with the holders of all other classes of Preference Shares in proportion to the respective amounts the holders of all classes of Preference Shares otherwise would be entitled to receive upon such Winding-Up of the Corporation. For greater certainty, it is hereby declared that upon the Winding-Up of the Corporation, the holders of the Class F Preference Shares then outstanding shall be entitled to receive the Class F Preference Amount per Share together with all declared but unpaid dividends thereon in full before any payment or distribution of assets shall be made to the holders of the Common Shares.

10.4 Retraction Privilege - Any holder of Class F Preference Shares shall be entitled to require the Corporation to redeem, subject to the provisions of The Corporations Act, at any time or from time to time, all or any part of the Class F Preference Shares registered in the name of such holder on the books of the Corporation, by tendering to the Corporation, at its registered office, the share certificate or certificates representing the Class F Preference Shares which the registered holder thereof desires to have the Corporation redeem (in this Article, the “Retracted Shares”), together with a request (in this Article, the “Holder’s Request”) in writing specifying (1) that the registered holder desires to have the Retracted Shares (whether represented by all or part of the share certificate or certificates so tendered) redeemed by the Corporation and (2) the business day (in this Article, the “Retraction Date”) on which such holder desires to have the Corporation redeem the Retracted Shares. No Retraction Date may be specified that is prior to twenty business days after communication of the Holder’s Request to the Corporation, unless the Corporation waives such period of time in whole or in part. Upon the receipt of a share certificate or certificates representing the Retracted Shares together with the Holder’s Request, on the Retraction Date the Corporation shall redeem the Retracted Shares by paying the registered holder thereof, in a manner provided for herein, the Class F Preference Amount per Share for each such share to be redeemed together with all declared but unpaid dividends thereon to and including the Retraction Date (in this Article collectively, the “Retraction Price”). Payment of the Retraction Price may be made by cheque payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder thereof in the amount of the Retraction Price payable on demand with interest after demand only at a variable rate of interest equal to the Prime Rate (as hereinafter defined) from time to time plus 2% per annum (in this Article the “Demand Interest Rate”) or, with the consent of the registered holder thereof, by any other means. The term “Prime Rate” as used in this Article means the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by Corporation’s principal banker from time to time as a reference rate for commercial loans made in Canada in Canadian Dollars (and if the Corporation has no principal banker at any time “Prime Rate” at any such time shall mean the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by The Bank of Canada from time to time as a reference rate for transactions with Canadian Chartered Banks in Canadian Dollars). The Retracted Shares shall be redeemed on the Retraction Date, and from and after the Retraction Date such shares shall cease to be entitled to exercise any of the rights of holders of Class F Preference Shares in respect thereof unless payment of the Retraction Price as aforesaid is not made on the Retraction Date. In the event that the Corporation shall not have made payment of the Retraction Price, in a manner provided for, on or before the Retraction Date, the holder of the Retracted Shares shall have the option to rescind the redemption, in which event the rights of the holder of the Retracted Shares shall remain unaffected, or to otherwise require the Corporation to redeem the Retracted Shares and pay the Retraction Price plus interest as aforesaid. If a part only of the Shares represented by any share certificate is redeemed a new share certificate for the balance thereof shall be issued at the expense of the Corporation. Retraction proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed for a period of six years from the Retraction Date shall be forfeited to the Corporation.

10.5 Redemption - The Corporation, upon giving notice as hereinafter provided, may redeem, at any time or from time to time, the whole or any part of the then outstanding Class F Preference Shares on payment, for each share to be redeemed, of the Class F Preference Amount per Share together with all declared but unpaid dividends thereon (in this Article collectively, the “Redemption Price”). In the event of a redemption of part only of the then outstanding Class F Preference Shares, such redemption shall be effected pro rata among the holders thereof, provided, that, with the prior written consent of all the holders thereof, such redemption may be effected selectively among the holders thereof such that, for greater certainty, the Class F Preference Shares of one or more holders thereof may be redeemed without the Class F Preference Shares of other holders thereof being redeemed concurrently therewith or at all. In the case of such redemption of Class F Preference Shares, the Corporation shall communicate to each person (whose or part of whose Class F Preference Shares are to be redeemed) who at the date of such communication is a registered owner of Class F Preference Shares to be redeemed, a notice in writing (in this Article, the “Redemption Notice”) of the intention of the Corporation to redeem such Class F Preference Shares and the date specified for redemption (in this Article, the “Redemption Date”). The Redemption Notice shall be communicated to each such person at such person’s address as it appears on the books of the Corporation, in the manner provided for hereinafter. Accidental failure or omission to communicate the Redemption Notice to one or more holders shall not affect the validity of such redemption but upon such failure or omission being discovered, the Redemption Notice shall be forthwith communicated to such holder or holders and shall have the same force and effect as if given in due time. The Redemption Notice shall set out the Redemption Price and the Redemption Date and, if part only of the Class F Preference Shares held by the person to whom such Redemption Notice is addressed is to be redeemed, the number thereof so to be redeemed. On the Redemption Date, the Corporation shall pay or cause to be paid, in a manner provided for herein, to or to the order of the registered holders of the Class F Preference Shares so to be redeemed, the Redemption Price in respect thereof, on presentation and surrender at the registered office of the Corporation, or any other place designated in the Redemption Notice, of the share certificate or certificates representing the Class F Preference Shares so called for redemption. Such payment may be made by cheque or draft of the Corporation payable at par at any branch of the Corporation’s banker for the time being in Canada or, with the consent of the registered holder thereof, the Corporation may deliver a note evidencing the obligation of the Corporation to the registered holder in the amount of the Redemption Price payable on demand, with interest after demand only at the Demand Interest Rate or, with the consent of the registered holder thereof, by any other means. If a part only of the shares represented by any share certificate is redeemed, a new share certificate or certificates for the balance thereof shall be issued at the expense of the Corporation. The Corporation shall have the right, at any time after the communication of the Redemption Notice, to deposit the aggregate Redemption Price for the Class F Preference Shares so called for redemption, or of such of the Class F Preference Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in the Redemption Notice, to be paid on or after the Redemption Date without interest to or to the order of the respective holders of the Class F Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the share certificate or certificates representing such shares. Upon such deposit being made or upon the Redemption Date, whichever is the later, the Class F Preference Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, their proportionate part of the aggregate Redemption Price so deposited upon presentation and surrender of the said share certificate or certificates held by them respectively. Any interest allowed on any such deposits shall belong to the Corporation. From and after the date specified for redemption in the Redemption Notice, the Class F Preference Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect of such shares unless payment of the Redemption Price in respect thereof shall not be made, in a manner provided for herein, upon presentation and surrender of the share certificate or certificates in accordance with the foregoing provisions, in which case the rights of the holders thereof shall remain unaffected. Redemption proceeds that are represented by a cheque which has not been presented to the Corporation’s banker for payment or that otherwise remain unclaimed (including money held on deposit in a special account as hereinbefore provided) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

10.6 Class F Preference Amount Per Share -

(a)	In this Article, the term “Aggregate Class F Preference Amount” shall mean and be interpreted to be a fixed amount equal to the fair market value (the “Class F Consideration Value”) at the time of the first issuance of any Class F Preference Shares (the “Valuation Time”) of the consideration described in subsection 10.6 (d) hereof (the “Class F Consideration”) and the term “Class F Preference Amount per Share” in respect of each issued Class F Preference Share shall mean and be interpreted to be a fixed amount equal to the quotient obtained when:

(i)	the Aggregate Class F Preference Amount;

is divided by

(ii)	the number of Class F Preference Shares issued at the Valuation Time;

(b)	Subject to, and unless adjusted by virtue of, the operation of subsection 10.6(c) hereof, the Class F Consideration Value and the resulting Class F Preference Amount per Share shall be calculated and determined as at the Valuation Time, which determination shall be made and recorded by the directors in the records of the Corporation and which Class F Preference Amount per share so recorded may be referred to in this subsection and subsection 10.6(c) as the “Determined Amount”; and subject only to subsection 10.6(c) hereof, a determination and recording of the Determined Amount by the directors shall be conclusive and binding upon the Corporation and its shareholders;

(c)	Provided always that in the event that, at any time, the Department of National Revenue, Taxation or other competent taxing authority having jurisdiction (the “Department”) shall rule or otherwise determine (or so advise that it considers):

(i)	the Class F Consideration Value to be greater, or less, than the amount determined by the directors pursuant to subsection 10.6(b) hereof,

and if such ruling, determination or advice, or any notice of assessment or reassessment issued or other action or thing done by the Department, which relates to the said Class F Consideration Value or the resulting Class F Preference Amount per Share shall:

(ii)	be accepted and agreed to by the Corporation and all affected shareholders, or

(iii)	if there be no such acceptance, in the event of any appeal therefrom,

then the Class F Consideration Value and the resulting Class F Preference Amount per Share shall be the amount determined for such purpose which either:

(iv)	the Department and the Corporation and all affected shareholders by agreement, or

(v)	the highest judicial authority to which any such assessment or reassessment or other action shall have been appealed and from which no further appeal may or shall be taken,

as the case may be, shall have determined to be the appropriate amount such that the Aggregate Class F Preference Amount shall have been equal to the Class F Consideration Value at the Valuation Time, which determination shall be deemed to have been made and effective nunc pro tunc, retroactive to the Valuation Time, and all necessary adjustments, payments or repayments or other calculations, acts or things (which may include further Articles of Amendment), as may be required in order to give effect to the said retroactive change, shall be made and attended to forthwith and shall be deemed to have been effective, and to have been binding upon the Corporation and its shareholders, nunc pro tunc, retroactive to the Valuation Time. Without limitation upon the foregoing, if the Class F Preference Amount per Share shall be greater than the Determined Amount, the Corporation shall pay the excess to any person whose Class F Preference Shares shall have been redeemed, and if the Class F Preference Amount per Share shall be less than the Determined Amount, the Corporation shall be reimbursed the shortfall by any person whose Class F Preference Shares shall have been redeemed; and if any amount shall have been purported to have been paid as dividends by the Corporation on any Class F Preference Shares in respect of any fiscal year at a rate in excess of ten percent (10%) of the Class F Preference Amount per Share as finally determined, then the holders of such Class F Preference Shares shall reimburse the Corporation the amount of such excess, which excess shall be deemed to have been paid as a loan by the Corporation to any such shareholder.

(d)	The consideration which is referred to in subsection 10.6(a) for the purposes of this Article is the consideration received by the Corporation as consideration for the Class F Preference Shares first issued by the Corporation at the Valuation Time.

ARTICLE ELEVEN - MISCELLANEOUS

11.1 Purchase of Shares - Subject as hereinbefore provided, the Corporation may, at any time or from time to time, purchase for cancellation the whole or any part of the outstanding shares of any class or classes of the Corporation (1) by invitation for tenders addressed to all of the holders of record of the class or classes of shares which the Corporation so desires to purchase for cancellation or (2) by private contract with any holder or holders of shares of any class or classes of the Corporation with the consent of all holders of shares of such class or classes, at the lowest price or prices which, in the opinion of the directors, such shares are then obtainable. If, in response to an invitation for tenders as hereinbefore provided, more shares of the particular class or classes are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and so required, and so on and so forth, the tenders submitted at progressively higher prices and, if more shares are tendered at any such price than the Corporation is prepared to purchase, the shares tendered at such price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of such shares of such class or classes so tendered by each of the holders of such shares who submitted tenders at that price.

11.2 Notices - Any cheque or notice or other communication (which, whether or not expressly stipulated herein, shall be in writing) from the Corporation to a holder of shares of the Corporation or from a holder of shares of the Corporation to the Corporation may be (1) delivered personally by leaving it with the party to whom it is to be so communicated, (2) communicated by facsimile transmission to the party to whom it is to be communicated or (3) mailed by prepaid registered mail (with acknowledgement of receipt requested) to the party to whom it is to be communicated. Any such communication to the Corporation may be so communicated to the Corporation at its registered office or to any director of the Corporation. If such a communication is delivered to the party to whom it is to be communicated, it shall be deemed to have been validly communicated to, and received by, such party on the business day of delivery. If such a communication is communicated by facsimile transmission, it shall be deemed to have been validly communicated to, and received by, the party to whom it was to be communicated on the expiry of eight hours after it was transmitted or 9:00 a.m. (local time) on the first business day next following its transmission, whichever is the later. If such a communication is communicated by mail, it shall be deemed to have been validly communicated to, and received by the party to whom it was to be communicated, on the third business day next following the mailing thereof in Canada or the United States of America, provided that no party shall mail any such communication during any period during which Canadian postal workers or the United States Postal Service, whether in the whole of Canada or the United States of America, or in any region thereof from which such communication is to be sent or where such a communication is to be so communicated, are on strike, are withholding their services for any reason whatsoever (whether lawfully or otherwise) or are locked out, or if any such strike, withholding of services or lock-out is threatened or has only been terminated so that, in the result, it may be reasonably anticipated that the normal delivery of mail will be adversely affected.

11.3 Headings, etc. - The division of the within schedule into articles and sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this schedule.

11.4 Interpretation - In this schedule, (1) words importing the singular number only shall include the plural and vice versa, (2) words importing the use of one gender only shall include all genders, (3) “business day” shall mean a day other than a Saturday, a Sunday or any other day upon which the main branch of the Corporation’s banker in Winnipeg is not open for the transaction of regular business throughout normal banking hours, (4) subject as hereinbefore provided, reference to one class of shares ranking on a parity with another class of shares shall mean ranking on a parity with respect to payment of dividends and distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or otherwise, or other distribution of the assets of the Corporation or repayment of capital to its shareholders for the purpose of winding-up its affairs, to the extent of their respective rights in that connection and (5) “person” includes an individual, partnership, association, body corporate, trustee, executor, administrator or legal representative.

11.5 Dividends Generally - Unless and except to the extent otherwise specifically provided herein no share of the Corporation, regardless of the class or other designation of the share, confers upon the holder thereof the right to a pro rata distribution of, or any other entitlement whatsoever to, dividends declared by the directors of the Corporation, except only if, as and when dividends may be declared by the directors in their absolute and uncontrolled discretion in respect of any particular class or classes of shares as herein provided. Unless and except to the extent otherwise specifically provided herein the directors of the Corporation from time to time, in their absolute and uncontrolled discretion, may determine that, in respect of any fiscal year or years, a dividend or dividends shall be declared and paid on any one or more classes of shares without at the same time or at any other time determining that a dividend or dividends shall be declared and paid on any other class or classes of shares. The directors’ discretion in this regard shall be limited always by the provisions hereof relating to the maximum permitted dividends and the time within which dividends must be declared, if at all. For greater certainty, a dividend may be paid in money or property or by issuing fully paid shares of the Corporation.

11.6 Fractional Shares - A holder of a fractional share issued by the Corporation shall be entitled to exercise voting rights and to receive dividends in respect of the fractional share in accordance with the rights attaching to the shares of that class of the Corporation, provided that: (1) the holder of a fractional share is entitled to one vote on a show of hands at all meetings at which holders of such class of shares are entitled to vote, but if a ballot be demanded, the vote of the holder of the fractional share shall only be counted as a fractional vote in the same fraction as the fraction of a share held by such holder, and (2) the amount of the dividend which the holder of a fractional share is entitled to receive in respect of such fractional share shall be calculated as a fraction of the amount of the dividend which a holder of a full share of such class is entitled to receive, the fraction for the purposes of such calculation to be equal to the fraction which the fractional share represents to the full share.

THIS IS SCHEDULE II referred to in the Articles of Incorporation of COOL RECORDS INC.

The transfer of shares shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without the previous sanction of the directors of the Corporation expressed by a resolution passed at a meeting of the Board of Directors of the Corporation or by an instrument or instruments in writing signed by all of the directors of the Corporation, provided that, the foregoing provisions shall not apply where any transfer of shares of the Corporation is required, takes place, or is being effected (1) in favour of the persons vested (whether by testamentary instrument, court order or otherwise by law) with legal authority to deal with the property of a deceased shareholder or (2) if to grant or refuse to grant the consent aforesaid would contravene the provisions of any instrument or instruments in writing signed by all of the shareholders of the Corporation if notice of such instrument or instruments has been previously delivered to the Corporation. Words herein contained importing the singular number only shall include the plural and vice versa and words herein contained importing one gender only shall include all genders.

THIS IS SCHEDULE III referred to in the Articles of Incorporation of COOL RECORDS INC.

The number of Shareholders exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than 50, two or more persons who are the joint registered owners of one or more shares being counted as a single shareholder. Any invitation to the public to subscribe for securities of the Corporation is prohibited. Words herein contained importing the singular number only shall include the plural and vice versa and words herein contained importing one gender only shall include all genders.